UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2006

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-08866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2381 Morse Avenue, Irvine, California 92614

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 221-7100

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 24, 2006, Microsemi Corporation (“Microsemi”) filed a Form 8-K (the “Form 8-K”) in which it announced its entry into an Agreement and Plan of Merger, dated as of October 24, 2006 (the “Merger Agreement”), by and among Microsemi, PowerDsine Ltd. (“PowerDsine”) and Pinnacle Acquisition Ltd, a wholly owned subsidiary of Microsemi (“Merger Sub”), pursuant to which Merger Sub will merge with and into PowerDsine, and PowerDsine will survive as a wholly owned subsidiary of Microsemi. Microsemi is filing this Amendment No. 2 to the Form 8-K to file, as exhibits, the Merger Agreement and the form of Voting Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

The Merger Agreement and the Voting Agreement, each of which is described in the Form 8-K , are hereby incorporated by reference into the Form 8-K.

The assertions embodied in the representations and warranties of the Merger Agreement were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement. Certain such qualifications and limitations, as well as information referenced by the representations and warranties of the Merger Agreement, are contained in the disclosure schedule to the Merger Agreement (the “Disclosure Schedule”). In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Investors should read the Merger Agreement together with the other information concerning Microsemi and PowerDsine that each company publicly files in reports and statements with the Securities and Exchange Commission.

Annex A to the Merger Agreement contains a form of Voting Agreement, filed as Exhibit 10.1 to this Form 8-K/A. Annex B to the Merger Agreement contains a form of Affiliate Agreement regarding, among other things, compliance by certain stockholders of PowerDsine with the requirements of the United States Securities Act of 1933, as amended, which form of Affiliate Agreement, together with the Disclosure Schedule, will be furnished to the Securities and Exchange Commission upon request. Annex A, Annex B and the Disclosure Schedule are intentionally omitted from the Merger Agreement as filed herewith.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.7	Agreement and Plan of Merger, dated as of October 24, 2006, by and among Microsemi Corporation, PowerDsine Ltd. and Pinnacle Acquisition Ltd

10.112	Form of Voting Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Microsemi Corporation

Date: October 30, 2006	By:	/s/ David R. Sonksen
David R. Sonksen
Chief Financial Officer, Executive Vice President, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description
2.7	Agreement and Plan of Merger, dated as of October 24, 2006, by and among Microsemi Corporation, PowerDsine Ltd. and Pinnacle Acquisition Ltd

10.112	Form of Voting Agreement

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